UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      March 1, 2006

CVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	0-10140 (Commission file number)	95-3629339 (I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California (Address of principal executive offices)	91764 (Zip Code)

Registrant’s telephone number, including area code:      (909) 980-4030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

         On March 1, 2006, Citizens Business Bank (the “Bank”), a wholly-owned subsidiary of CVB Financial Corp., appointed Edward J. Mylett, Jr. to serve as the Executive Vice President-Chief Credit Officer of the Bank. Mr. Mylett has been with the Bank since June 2002. Since that time, he has served in the capacity as Senior Vice President-Regional Manager and Vice President-Business Financial Center Manager.

        Under the terms of Mr. Mylett’s employment, he is entitled to a base salary of $235,000 per year and participates in the CVB Executive Incentive Plan and the CVB Discretionary Performance Compensation Plan. Under these plans, he is eligible to receive up to 75% of his base salary in the form of a cash bonus. Mr. Mylett will also have the use of a Bank vehicle and the Bank will reimburse his expenses at the Wilshire Country Club.

         Mr. Mylett entered into a Severance Compensation Agreement with the Bank in 2005, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. This agreement provides that Mr. Mylett will receive a payment equal to two times his annual base compensation and two times his average annual bonus received over the last two years, in the event Mr. Mylett's employment is terminated by CVB or the Bank, or any successor thereto, other than for “cause”, within one year of completion of a change in control or in the event Mr. Mylett resigns his employment for “good reason” within one year of completion of a change of control.

Item 9.01         Financial Statements and Exhibits.

                           (a)       Financial Statements

                                        Not Applicable

                           (b)       Pro Forma Financial Information

                                        Not Applicable

                           (c)       Shell Company Transactions

                                        Not Applicable

                           (d)       Exhibits

                                        10.1        Severance Compensation Agreement between Citizens Business Bank and
                                                       Edward J. Mylett, Jr., dated August 31, 2005.

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                        CVB FINANCIAL CORP.
                                                                                                                        (Registrant)

Date: March 3, 2006	By: /s/ Edward J. Biebrich, Jr. Edward J. Biebrich, Jr., Executive Vice President and Chief Financial Officer